SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


Form 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                                  July 21, 1999

Exact name of registrant
as specified in its charter:                     BELL ATLANTIC CORPORATION

Commission File Number:                          1-8606

State of Incorporation:                          Delaware

I.R.S. Employer Identification No.:              23-2259884

Address of principal
executive offices:                               1095 Avenue of the Americas
                                                 New York, New York
Zip Code                                         10036

Registrant's telephone number,
including area code:                             (212) 395-2121

Former name or former address,
if changed since last report:                    Not applicable

Item 5.  Other Events
         ------------

Attached as an exhibit is the press release and financial tables issued by Bell Atlantic Corporation on July 21, 1999 announcing earnings for the second quarter of 1999 and contained in its Investor Relations Bulletin.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

99 Press Release and financial tables, dated July 21, 1999, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               BELL ATLANTIC CORPORATION


                               By: /s/ Doreen A. Toben
                                  ----------------------------------
                                   Doreen A. Toben
                                   Vice President - Controller



Date:  July 22, 1999

                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
  99              Press Release and financial tables, dated July 21, 1999,
                  issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.